                           SCHEDULE 14A INFORMATION
                   Proxy Statement Pursuant to Section 14(a)
                     of the Securities Exchange Act of 1934

Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]
Check the appropriate box:
[ ]  Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to (S)240.14a-11(c) or (S)240.14a-12

                             Tice Technology, Inc.
    -----------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)


    -----------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement if other than the Registrant)

Payment of Filing Fee (Check the appropriate box)
[X]  No fee required.
[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
     1)  Title of each class of securities to which transaction applies:

         -----------------------------------------------------------------------
     2)  Aggregate number of securities to which transaction applies:

         -----------------------------------------------------------------------
     3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

         -----------------------------------------------------------------------
     4)  Proposed maximum aggregate value of transaction:

         -----------------------------------------------------------------------
     5)  Total fee paid:

         -----------------------------------------------------------------------
[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     1)  Amount Previously Paid: _______________________________________________
     2)  Form, Schedule or Registration Statement No.: _________________________
     3)  Filing Party: _________________________________________________________
     4)  Date Filed: ___________________________________________________________

                              Tice Technology, Inc.
                              Knoxville, Tennessee


                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                        TO BE HELD ON SEPTEMBER 13, 2000

     The annual meeting of shareholders of Tice Technology, Inc., a Delaware corporation ("Tice"), will be held at 10:00 a.m. EDT on Wednesday, September 13, 2000, at the Tice facility at 1808-B North Cherry Street, Knoxville, Tennessee, for the following purposes:

     1. To elect directors to serve until the next annual meeting of shareholders and until their successors are elected and qualified.

     2. To ratify the appointment of PricewaterhouseCoopers LLP as the independent auditors of the Company for the fiscal year ending March 31, 2001.

     3. To transact such other business as may properly come before the meeting or any postponements or adjournments thereof.

     The foregoing items of business are more fully described in the Proxy Statement accompanying this Notice.

     Only shareholders of record at the close of business on August 1, 2000 are entitled to notice of and to vote at the meeting.

     All shareholders are cordially invited to attend the meeting in person. To assure your representation at the meeting, however, you are urged to mark, sign, date, and return the enclosed proxy as promptly as possible in the postage-prepaid envelope enclosed for that purpose. Any shareholder of record attending the meeting may vote in person even if he or she previously has returned a proxy.

     A copy of Tice's Annual Report (including Form 10-K) is enclosed. A copy of Tice's quarterly report on Form 10-Q for the three month period ended June 30, 2000 is available without charge from Tice upon request or may be viewed at the World Wide Website of the Securities and Exchange Commission
(http://www.sec.gov).

     DATED at Knoxville, Tennessee this 21/st/ day of August, 2000.

                    BY ORDER OF THE BOARD OF DIRECTORS


                    David G. Camp, Secretary

                             Tice Technology, Inc.
                           1808-B North Cherry Street
                           Knoxville, Tennessee 37917


                                PROXY STATEMENT

General
-------

     The enclosed proxy is solicited on behalf of Tice Technology, Inc., a Delaware Corporation ("Tice"), by Tice's board of directors (the "Board of Directors") for use at the Annual Meeting of Shareholders to be held Wednesday, September 13, 2000 at 10:00 a.m. EDT (the "Meeting"), or at any postponements or adjournments of the Meeting, for the purposes set forth in this Proxy Statement and in the accompanying Notice of Annual Meeting of Shareholders. The Meeting will be held at the Tice facility, 1808-B North Cherry Street, Knoxville, Tennessee. The cost of the proxy solicitation will be borne by Tice.

     These proxy solicitation materials were first mailed on or about August 21, 2000 to all shareholders entitled to vote at the Meeting.

Frequently Asked Questions Concerning This Proxy Statement
----------------------------------------------------------

Q:   Why am I receiving these materials?

A:   The Board of Directors is providing these proxy materials for you in connection with Tice's Annual Meeting of Shareholders which will take place on September 13, 2000. You are invited to attend the meeting and are requested to vote on the proposals described in this proxy statement.

Q:   What information is contained in these materials?

A:   The information included in this proxy statement relates to the proposals to be voted on at the meeting, the voting process, the compensation of the directors and our most highly paid officers, and certain other required information. Our 2000 Annual Report is also enclosed.

Q:   What proposals will be voted on at the meeting?

A:   There are two proposals scheduled to be voted on at the meeting:

     1. Election as directors of Tice of the following five (5) individuals for one year terms: William A. Tice, Charles R. West, Michael A. Atkins, Billie Joe Clayton, and Patrick L. Martin; and

     2. Ratification of PricewaterhouseCoopers LLP as Tice's independent auditors.

Q:   What are the voting recommendations of the Board of Directors?

A:   Our Board of Directors recommends that you vote your shares "FOR" each of the nominees for election to the Board and "FOR" the other proposal.

Q:   Who is entitled to vote?

A:   Shareholders of Tice as of the close of business on August 1, 2000 (the
"Record Date") are entitled to vote at the annual meeting.

Q:   What classes of shares are entitled to be voted?

A:   The holders of shares of both classes of common stock on the Record Date are entitled to vote on each proposal at the Annual Meeting. In addition, holders of Class B Common Shares are entitled to elect three of the members of the Board of Directors. Holders of Common Shares are only entitled to elect two directors (25% of the members of the Board of Directors). The two nominees who receive the greatest number of votes from holders of Common Shares will be designated the directors elected by the holders of Common Shares. If more than two nominees receive the same number of votes (which is also the greatest number), the holders of Common Shares present at the meeting, in person or by proxy, will vote on the designation of the two directors from among the nominees who received the greatest number of votes. As of August 1, 2000, there were 8,512,615 Common Shares issued and outstanding and 750,000 Class B Common Shares issued and outstanding. Over 50% of the Common Shares and all of the Class B Common Shares are held by William A. Tice. Mr. Tice has agreed to vote his shares to elect Charles R. West, Michael A. Atkins, and Patrick L. Martin to the Board of Directors.

Q:   What constitutes a quorum?

A:   The required quorum for the transaction of business at the Annual Meeting is one-third of the votes eligible to be cast by holders of the issued and outstanding shares of Tice, present or represented by proxy, as of the record date.

Q:   What does it mean if I receive more than one proxy card?

A:   It means that you hold shares registered in more than one account.  Sign and return all proxy cards to ensure that all of your shares are voted.

Q:   How do I vote?

A:   Sign and date each proxy card you receive (many shareholders receive multiple proxies) and return it in your prepaid envelope. If you return your signed proxy but do not indicate your voting preferences, we will vote on your behalf "FOR" the election of the five director nominees and "FOR" the ratification of the selection of the independent auditors. You have the right to revoke your proxy by voting in person at the meeting.

     Even if you plan to attend the Annual Meeting, we recommend that you also submit your proxy as described below so that your vote will be counted if you later decide not to attend the meeting.

     Shareholders do not have the right to cumulate their votes in the election of directors of Tice.

     With respect to the election of directors, you may (1) vote for all of the director nominees as a group, (2) withhold your vote for all the director nominees as a group, or (3) vote for all director nominees as a group except those nominees you identify. If you sign, date, and mail your proxy card without indicating how you want to vote, you will be counted as a vote in favor of each of the proposals.

     If you sign, date, and mail your proxy card in time to be cast at the Annual Meeting indicating how you want to vote, it will be voted in accordance with your instructions. The persons named as proxy holders in the proxies are officers of Tice. We encourage you to vote and to vote promptly. If a quorum is not present at the Annual Meeting, the designated proxy holder on the applicable proxy card will vote the returned proxy cards to adjourn the Annual Meeting to a time and place to be announced.

Q:   How do I sign the proxy?

A:   Sign your name exactly as it appears on the proxy.  If you are signing in a representative capacity (for example, as an attorney, executor, administrator, guardian, trustee, or officer or agent of a company), you should indicate your name and title or capacity. If the stock is held in custody for a minor (for example, under the Uniform Transfers to Minors Act), the custodian should sign, not the minor. If the stock is held in joint ownership, each owner must sign.

Q:   Who will count the votes?

A:   Registrar and Transfer Company, Tice's transfer agent, will tabulate the returned proxy votes by mail and the independent inspector of the election will tabulate the votes at the meeting.

Q:   How many votes are needed for approval of each proposal?

A:   Directors will be elected by a plurality of the votes cast at the Annual
Meeting, meaning the five nominees receiving the most votes will be elected directors. The affirmative vote of a majority of the Common Shares and Class B Common Shares present in person or represented by proxy is required to approve the other item to be voted upon at the meeting.

Q:   Who can attend the Annual Meeting?

A:   All persons who are shareholders on the Record Date can attend.  If your shares are held in the name of a broker or other nominee, please bring proof of share ownership, such as a broker's statement, to the Annual Meeting to receive admittance.

Q:   When are the shareholder proposals and nominations for the Board of
Directors for the 2001 Annual Meeting due?

A:   Shareholder proposals intended to be presented at, and included in Tice's proxy statement and proxy related to, Tice's 2001 Annual Meeting, and the nominations of candidates for election to the Board of Directors at the 2001 Annual Meeting, must be submitted in writing by May 1, 2001 to Tice's Secretary, 1808-B North Cherry Street, Knoxville, Tennessee 37917. Shareholder proposals intended to be presented at, but not included in Tice's proxy statement and proxy for, that meeting must be received by Tice no later than July 16, 2001, at the same address. If not received by that date, those persons named in the proxy may use the discretionary authority granted in the proxy to vote on the proposal. Such nominations and proposals must be in compliance with applicable laws and regulations, as well as Tice's Bylaws, in order to be considered for inclusion in the proxy statement and form of proxy for that meeting. Copies of the Bylaws are available to the shareholders of Tice free of charge upon request in writing to Tice's Secretary.

Q:   Who will bear the cost of soliciting votes for the meeting?

A:   Tice will bear any expenses incurred in soliciting proxies.  Proxies may be solicited by mail, telephone, or telegraph by Tice and its management and employees. Tice's management and employees will not receive any additional compensation for these services. Tice will request brokers, nominees, and other fiduciaries and custodians who hold shares of stock of Tice in their names to provide a copy of this Proxy Statement and any accompanying materials to the beneficial owners of such shares. Tice will reimburse such persons, if requested, for their reasonable fees and expenses incurred in completing the mailing of such material to the beneficial owners.

Voting at the Meeting
---------------------

     Votes cast by proxy or in person at the Meeting will be tabulated by the election inspector appointed for the Meeting and will determine whether a quorum is present. The election inspector will treat abstentions as shares that are present and entitled to vote for purposes of determining the presence of a quorum, but as unvoted for purposes of determining the approval of any matter submitted to the shareholders for a vote. If a broker indicates on the proxy that it does not have discretionary authority as to certain shares to vote on a particular matter, those shares will not be considered as present and entitled to vote with respect to that matter.

     If the accompanying proxy is properly signed and returned to Tice and not revoked, it will be voted in accordance with the instructions contained in the proxy. Unless contrary instructions are given, the designated proxy holder in the accompanying proxy will vote "FOR" the Board of

Directors slate of nominees and "FOR" ratification of the appointment of PricewaterhouseCoopers LLP as Tice's independent auditors for the financial audit of fiscal year ending March 31, 2001.

Revocability of Proxies
-----------------------

     Any person giving a proxy may revoke the proxy at any time before its use by delivering to Tice written notice of revocation or a duly executed proxy bearing a later date, or by attending the meeting and voting in person.

Voting Agreements
-----------------

     William A. Tice, the holder of approximately 60% of the outstanding Common Shares (excluding Common Shares he would receive if he converted all of his Class B Common Shares) and 100% of the Class B Common Shares, agreed to elect two designees of certain purchasers in a private placement which closed in June 1999. The purchasers included Michael A. Atkins and Patrick L. Martin. This agreement continues for so long as Mr. Atkins and Mr. Martin, together with the initial investors under the private placement, own at least 10% of Tice's common stock. In addition, if the 10% requirement is no longer met, so long as such persons own at least 5% of Tice's common stock or the promissory notes sold in the private placement remain outstanding, Mr. Tice has agreed to elect one of their designees as a director. Mr. Atkins and Mr. Martin are the initial designees.

     In connection with the employment of Charles R. West as President of Tice, Mr. Tice has agreed to elect Mr. West a director of Tice so long as his employment agreement with Tice remains in effect.

Share Ownership of Directors, Executives, and Certain Other Shareholders
------------------------------------------------------------------------

     The following table sets forth information with respect to ownership of issued and outstanding shares and warrants of Tice by management and 5% or greater shareholders as of June 30, 2000. Except as otherwise indicated, all owners have sole voting power and investment power over all shares listed.

------------------------------------------------------------------------------------------------
                                                                       Total Number of   Percent
                                                                       Securities Owned     of
Name and Address                            Title of Class               Beneficially     Class
----------------                            --------------               ------------     -----
------------------------------------------------------------------------------------------------
William A. Tice (1)                   Common Shares                        5,786,025        61%
5315 Kesterbrooke Blvd                Class B Common Shares                  750,000       100%
Knoxville, TN
------------------------------------------------------------------------------------------------
Charles R. West (2)                   Common Shares                          331,175         3%
3516 Navigator Pointe
Knoxville, TN
------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------
                                                                       Total Number of   Percent
                                                                       Securities Owned     of
Name and Address                            Title of Class               Beneficially     Class
----------------                            --------------               ------------     -----
------------------------------------------------------------------------------------------------
Michael A. Atkins                     Common Shares                          327,815         3%
1033 Spyglass Way
Knoxville, TN
------------------------------------------------------------------------------------------------
Patrick L. Martin                     Common Shares                          326,838         3%
30 Riverdell
Knoxville, TN
-----------------------------------------------------------------------------------------------
Billie Joe Clayton                    Common Shares                          258,900         3%
817 Laurel Hill Road
Knoxville, TN
-----------------------------------------------------------------------------------------------
Monogenesis Corporation               Common Shares                            8,000         *%
Drawer 88, Walker Creek Rd.           Common Stock Purchase Warrants         188,000        19%
Walker, WV
-----------------------------------------------------------------------------------------------
Total number of shares owned by       Common Shares                        7,030,753        74%
directors and named officers as a     Class B Common Shares                  750,000       100%
group (3)
-----------------------------------------------------------------------------------------------

*  Less than 1%

(1) Mr. Tice Chairman of the Board, Executive Vice President, and a director of Tice. The number of Common Shares listed for Mr. Tice includes 750,000 Common Shares which he would receive if he converted his Class B Common Shares.

(2) Mr. West is President and Chief Executive Officer of Tice. The number of Common Shares listed for Mr. West includes the 230,024 shares he would receive if he exercised his stock options which have vested.

(3) The number of Common Shares listed for directors and officers as a group includes the 750,000 Common Shares that Mr. Tice would receive if he converted his Class B Common Shares and the 230,024 Common Shares that Mr. West would receive if he exercised his stock options which have vested.

                                    ITEM 1.
                             ELECTION OF DIRECTORS

     Tice's Bylaws provide that the number of directors may be fixed from time to time by resolution of the Board of Directors. All directors are elected at each Tice annual meeting of shareholders for a term of one year and hold office until their successors are elected and qualified.

     A board of five directors is to be elected at the Meeting. Unless otherwise instructed, the proxy holders will vote the proxies received by them for each of the nominees named below. All of the nominees currently are directors of Tice. Mr. Tice and Mr. Clayton have held positions on the

Board for at least three years. Mr. West was appointed in connection with his appointment as President and Chief Executive Officer in May 1999. Mr. Atkins and Mr. Martin were appointed in connection with a private placement of Tice Common Shares completed in June 1999. In the event that any nominee is unable or declines to serve as a director at the time of the Meeting, the proxies will be voted for any nominee designated by the current Board of Directors. It is not expected that any nominee will be unable or will decline to serve as a director. The term of office of each person elected as a director will continue until the next annual meeting of shareholders or until a successor has been elected and qualified.

     Information concerning the executive officers of Tice and the persons nominated for election as directors is set forth below.

     -----------------------------------------------------------------------
     Name                  Age  Position at Company
     ----                  ---  -------------------
     -----------------------------------------------------------------------
     William A. Tice        56  Director, Chairman of the Board, Executive
                                Vice President
     -----------------------------------------------------------------------
     Charles R. West        43  Director, President, Chief Executive Officer
     -----------------------------------------------------------------------
     Michael A. Atkins      39  Director
     -----------------------------------------------------------------------
     Billie Joe Clayton     64  Director
     -----------------------------------------------------------------------
     Patrick L. Martin      47  Director
     -----------------------------------------------------------------------
     David G. Camp          53  Chief Financial Officer, Secretary/Treasurer
     -----------------------------------------------------------------------

     Mr. Tice has been a director of Tice Technology, Inc. since its incorporation in June 1996. He currently serves as Chairman of the Board and a Director of Tice. He was also President of Tice from 1996 until 1999 and is now the Executive Vice President. He also held the position of President of Tice Engineering and Sales, Inc. ("TES"), Tice's wholly owned subsidiary since 1972 when he purchased the business from his father until 1999. Mr. Tice received Associate Degrees in Accounting and Business Administration from Knoxville Business College in 1973. He has over thirty years experience in the sewing industry.

     Mr. West was elected President and Chief Executive Officer and a director of Tice and TES effective May 1, 1999. From August 1995 to April 1999, Mr. West was a managing partner of Venture Alliance, LLC, a venture capital firm in Knoxville, Tennessee, during which time he oversaw the launch of three out of the firm's eight start-up businesses. In each of the three, he acted as Chief Executive Officer until permanent management was located. Prior to working with Venture Alliance, LLC, from 1986 to 1995, Mr. West was President and Chief Executive Officer of MasterCraft Boat Company in Vonore, Tennessee. He was Executive Vice President and General Manager of that company from 1985 to 1986 and Vice President- Finance from 1982 to 1985. Mr. West is a Certified Public Accountant and received a B.S. in Business Administration from The University of Tennessee in Knoxville in 1979.

     Mr. Atkins was elected a director of Tice in May 1999. Since March of 1983, Mr. Atkins is an owner of and has been employed by The Lanrick Group, Inc. in Knoxville, Tennessee where he provides financial planning and services. Mr. Atkins received a B.S. from Auburn University in Auburn, Alabama in 1982 and a Masters in Financial Planning from The College of Financial Planning in Denver, Colorado in 1994.

     Mr. Clayton became a director of Tice in August 1996. Mr. Clayton is currently the Chief Executive Officer of Clayton Motors, Inc. and affiliated companies and has held such position since 1961. He is also a director and Vice Chairman of the Board of Clayton Homes, Inc. since 1985. He is a Regional Director for First Tennessee Bank.

     Mr. Martin was elected a director of Tice in May 1999. Since August of 1981, Mr. Martin is an owner of and has been employed by The Lanrick Group, Inc. in Knoxville, Tennessee where he provides financial planning and services. Mr. Martin received a B.A. from the University of Tennessee in Knoxville, in 1974 and a Masters in Financial Planning from The College of Financial Planning in Denver, Colorado in 1995.

     Mr. Camp was elected Chief Financial Officer and Secretary/Treasurer of Tice effective January 3, 2000. From January 1, 1999 to December 31, 1999, Mr. Camp was Chief Financial Officer of Functional Pathways of Tennessee, a health care company. From January 1, 1995 to December 31, 1998, Mr. Camp was Chief Financial Officer of Pennant Foods Corp., one of the largest Wendy's restaurant franchise groups in the world. Prior to that he held the positions of Vice President of Finance of International House of Pancakes, Inc. and Serv-a-Portion, Inc., a food processing company. Mr. Camp is a certified public accountant and received a B.S. in Business Administration from Oregon State University in 1969.

Section 16(a) Beneficial Ownership Reporting Compliance
-------------------------------------------------------

     Section 16(a) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), requires Tice's directors and officers, and persons who own beneficially more than 10% of Tice's Common Shares, to file reports of ownership and changes of ownership with the Securities and Exchange Commission. Copies of all filed reports are required to be furnished to the issuer pursuant to the Exchange Act. Based solely upon a review of the forms furnished to Tice, the company believes that each person required to file reports complied with all applicable filing requirements during Tice's last fiscal year.

Certain Transactions
--------------------

     Management believes that all of the transactions listed below are at least as fair as a similar transaction with an unaffiliated third party would have been.

     During fiscal years 1996 through 1999, Mr. Tice loaned TES money at an annual interest rate of 10%. TES currently owes him approximately $445,000. Related to those loans, interest of $43,139 was accrued and not paid during fiscal year 2000. For fiscal years 1999 and 1998 he received interest totaling $50,929 and $21,092, respectively. Mr. Tice has agreed in the letter of intent entered into with The Lanrick Group, Inc. in connection with the 1999 private placement that no payments of the remaining amounts owed to him will be made until the debt issued in the private placement is paid in full. Mr. Tice has also agreed that the debt to him will be subordinated to all other debts.

     Daisy L. Tice, Mr. Tice's mother, loaned TES $50,000 at an interest rate of 10% per annum, renewable in ninety day increments. Interest is payable monthly.

     Mr. West loaned TES $100,000 at an interest rate of 10% per annum and converted the principal and interest through April 30, 1999 into 101,151 Tice Common Shares at a rate of $1.00 per share. Mr. West loaned TES an additional $50,000 on May 31, 2000 at an interest rate of 12% and with a term of nine months to provide additional working capital. The loan is collateralized by accounts receivable and inventory. The terms of Mr. West's note are similar to the terms of promissory notes in the aggregate total of $250,000 that were issued to outside investors several weeks later.

     Mr. Atkins and Mr. Martin are owners of The Lanrick Group, Inc. The Lanrick Group, Inc. provides employee benefit administration services for TES. It entered into an agreement with Tice under which Mr. Atkins and Mr. Martin each purchased 300,000 Common Shares for $0.40 per share and became directors of Tice. A related party, LandOak Securities, LLC, also purchased 100,000 Common Shares for $0.40 per share pursuant to the agreement. Under the agreement, so long as Mr. Atkins, Mr. Martin, or their representatives own on a fully diluted basis more than 10% of Tice, Mr. Tice agrees to elect two of their nominees to the Tice Board of Directors. In addition, if the 10% requirement is not longer met, as long as the ownership on a fully diluted basis exceeds 5% or the promissory notes sold in the private placement closed on June 25, 1999 remain outstanding, Mr. Tice agrees to elect one of their nominees to the Tice Board of Directors. They are entitled to demand registration and piggyback registration rights. The Lanrick Group, Inc. sold the securities offered in the private placement and received a 10% commission on the amount sold totaling $197,000 when the offering closed. Tice reimbursed The Lanrick Group, Inc. $10,000 for legal costs associated with the transactions described in the letter of intent. Tice also agreed to elect Mr. West President and Chief Executive Officer of Tice and enter into an employment agreement with him which it has done. Mr. Tice and Mr. West agreed that they would not receive any payouts from Tice except the compensation approved by the Board of Directors.

     Mr. Clayton loaned Tice funds at an interest rate of 9.5% per annum and converted the principal and interest through April 30, 1999 into 217,000 Common Shares at a rate of $0.90 per Common Share.

Meetings and Committees of the Board of Directors
-------------------------------------------------

     The Board of Directors held a total of five meetings during the fiscal year ending March 31, 2000. All directors attended all meetings. Members of the Board of Directors are entitled to receive directors fees of $500 for each board meeting attended. These fees were waived by the directors and no fees were paid.

     Tice's Bylaws authorize the Board of Directors to appoint among its members one or more committees composed of two or more directors. The Board of Directors has appointed an Employee Stock Option Committee. The committee currently consists of William A. Tice and Charles R. West. Within the limits of the express provisions of the stock option plan, this committee is authorized to determine: (i) which employees of Tice and its subsidiaries will receive awards,
(ii) the time or times at which such awards will be granted, (iii) the form and amount of the awards, and (iv) the limitations, restrictions, and conditions applicable to any such award. The committee held no meetings during the fiscal year ending March 31, 2000. Tice does not currently have an audit, nominating, or compensation committee. The full board performs these functions.

Executive Compensation
----------------------

     Effective on May 1, 1999, Tice entered into employment agreements with William A. Tice to serve as its Chairman of the Board and Executive Vice President and Charles R. West to serve as its President and Chief Executive Officer. Both agreements are for terms beginning on May 1, 1999 and ending on April 30, 2002 with automatic one-year renewal terms unless terminated on three-months notice by either party after the initial term. The agreements may be earlier terminated in the event of the death, permanent disability, or upon sixty-days notice, the gross misconduct, material dishonesty or felony conviction of the employee.

     Compensation under both agreements, in addition to benefits provided to other key employees, reimbursement of certain expenses, and provision of an automobile or automobile allowance, is a base salary of $150,000 (subject to annual reviews and increases by the Board of Directors) and, beginning in the fiscal year ending March 31, 2001, a target bonus of up to 50% of base salary payable in accordance with annual goals and objectives set by the Board of Directors. Both agreements also provide that if the employee is terminated without cause, he will be entitled to receive severance pay equal to one-year of his then current base salary plus the target bonus of 50% of base pay, payable in a lump sum within fifteen days of termination. Benefits and perquisites continue for one-year after termination without cause.

     In addition to the compensation described above, Mr. West received incentive stock options to purchase Common Shares in an amount that will, if fully exercised, together with shares he received in payment of a loan to Tice, bring his cumulative ownership to approximately 8% of the fully diluted outstanding Common Shares of Tice. The options allow for purchases of up to 690,071 Common Shares. One-third of the options vested on May 31, 2000 and have an exercise price of $1.00 per share, one-third will vest on May 31, 2001 with an exercise price of $3.50 per share, and the remainder will vest on May 31, 2002 with an exercise price of $7.00 per share. The options will be exercisable for five years from the date they vest.

     The following table sets forth the compensation of the previous President and Chief Executive Officer, William A. Tice, for the fiscal years ending March 31, 2000, 1999 and 1998 and for the current President and Chief Executive Officer, Charles R. West, for the fiscal year ended March 31, 2000.

                           Summary Compensation Table
                           --------------------------

------------------------------------------------------------------------------------------------------
                                                                                        Long Term
                                                                                       Compensation
------------------------------------------------------------------------------------------------------
                                                Annual Compensation                        Awards
                                                -------------------                        ------
------------------------------------------------------------------------------------------------------
Name and                                                           Other Annual          Securities
Principal Position             Year   Salary ($)(1)  Bonus ($)  Compensation ($)(2)  Underlying Option
------------------             ----   -------------  --------   -------------------       /SARs (#)
------------------------------------------------------------------------------------------------------
William A. Tice,               2000      137,500        -0-            10,036                 -0-
Executive Vice President,      1999      100,000        -0-             7,442                 -0-
Chief Technology Officer       1998      130,000        -0-            30,319                 -0-
------------------------------------------------------------------------------------------------------
Charles R. West,               2000      137,000        -0-            14,492               690,071
President, Chief Executive
Officer
------------------------------------------------------------------------------------------------------

(1) The salaries listed for fiscal year 2000 are for eleven months beginning May 1, 1999. Mr. Tice did not receive a salary in April 1999 and Mr. West did not begin employment until May 1, 1999. The entire fiscal year 1999 salary for Mr. Tice was accrued and $25,000 of that salary was converted to a note payable as subordinated debt in fiscal year 1999 and $75,000 was converted to a note payable as subordinated debt in fiscal year 2000. The 1998 salary includes $25,000 of accrued payroll that was converted to a note payable as subordinated debt.

(2) Other annual compensation for Mr. Tice includes an automobile allowance (for fiscal year 2000, $8,000; and for fiscal years 1999 and 1998, $0.00), life insurance premiums on split dollar (for fiscal years 2000 and 1999, $0; for fiscal year 1998, $15,602), regular life insurance (for fiscal year 2000, $0.00; for fiscal year 1999, $5,266; and for fiscal year 1998, $9,695), health insurance premiums (for fiscal year 2000, $911; for fiscal year 1999, $2,176; for fiscal year 1998, $2,022), and 401(k) Plan match (for fiscal year 2000, $1,125; for fiscal year 1999, $0; and for fiscal year 1998, $3,000) which is the same percentage of employer contribution match offered to other employees. TES provided Mr. Tice with the use of a 1989 Mercedes 420 SEL through July 1999 during which time he paid the expenses of operation. Mr. Tice also received interest on certain notes reflecting funds loaned to TES as subordinate debt. In fiscal year 2000, all such interest was accrued and added to the balance of the notes. For Mr. West other annual compensation includes an automobile allowance of $11,000, health insurance premiums of $2,367, and 401(k) Plan match of $1,125 which is the same percentage of employer contribution match offered to other employees.

     A table reflecting information relating to Mr. West's options follows:

                     Option/SAR Grants in Last Fiscal Year

                                      Individual Grants                              Alternative Grant
                                      -----------------                                 Date Value
                                                                                        ----------
                       Number of
                      Securities    % of Total Options /
                      Underlying      SARs Granted to       Exercise
                       Options /        Employees in        or Base      Expiration     Grant Date
Name                     SARs           Fiscal Year       Price ($/Sh)      Date      Present Value($)
----                     ----           -----------       ------------      ----      ----------------
Charles R. West        230,024(1)                             1.00         5/31/05         299,031
                       230,024(2)           98%               3.50         5/31/06         289,830
                       230,023(3)                             7.00         5/31/07         282,928

(1)  These options vested on May 31, 2000.

(2) These options vest on May 31, 2001 assuming that Mr. West continues to be employed by Tice and certain other conditions are met.

(3) These options vest on May 31, 2002 assuming that Mr. West continues to be employed by Tice and certain other conditions are met.

Compensation Committee Interlocks and Insider Participation in Compensation
---------------------------------------------------------------------------
Decisions
---------

     William A. Tice, Chairman of the Board, a director, the controlling shareholder and an employee of Tice made recommendations to the board of directors with respect to executive and director compensation and then participated in deliberations concerning executive officer compensation. Determination of executive compensation is based on the prior year compensation and performance and current year cash flows and performance and may be adjusted by the Board of Directors to reflect improvements in performance.

Performance Graph
-----------------

     The following table and line graph compare cumulative total shareholder returns for the thirty-one month period ended March 31, 2000 for (i) Tice's Common Shares; (ii) the Nasdaq Composite Index; and (iii) the Nasdaq Industrial Index. The graph assumes an investment of $100 on August 30, 1997. The calculation of cumulative shareholder return on Tice's Common Shares does not include reinvestment of dividends because Tice did not pay dividends during the measurement period. The performance shown is not necessarily indicative of future performance.

-------------------------------------------------------------
                          Tice          Nasdaq      Nasdaq
                       Technology     Composite   Industrial
 ($100 Investment)       OTC BB         Index       Index
-------------------------------------------------------------
      8/29/97            100.00         100.00       100.00
-------------------------------------------------------------
      9/30/97            107.14         106.20       107.11
-------------------------------------------------------------
     12/31/97            210.86          98.93        95.10
-------------------------------------------------------------
      3/31/98            142.86         115.65       106.07
-------------------------------------------------------------
      6/30/98             57.14         119.37       103.90
-------------------------------------------------------------
      9/30/98             32.14         106.71        80.36
-------------------------------------------------------------
     12/31/98             14.29         138.14       101.59
-------------------------------------------------------------
      3/31/99             48.00         155.07       108.00
-------------------------------------------------------------
      6/30/99             35.71         169.23       127.04
-------------------------------------------------------------
      9/30/99             28.57         173.01       125.35
-------------------------------------------------------------
     12/31/99             10.71         256.37       174.38
-------------------------------------------------------------
      3/31/00             28.57         288.09       188.50
-------------------------------------------------------------

                               PERFORMANCE GRAPH

                       [PERFORMANCE GRAPH APPEARS HERE]

                                    ITEM 2.
              RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITORS

     The Board of Directors has appointed PricewaterhouseCoopers LLP as Tice's independent auditors for the fiscal year ending March 31, 2001 pending receipt of an audit engagement letter and an acceptable quote for auditing fees comparable to that of the previous year. The Board recommends that shareholders vote in favor of the ratification of such appointment. In the event the auditing fees quoted are not acceptable or the engagement is not completed for some other reason, the Board of Directors may appoint an alternate firm for the year end audit without further shareholder approval. In the event of a negative vote on such ratification, the Board of Directors will reconsider its selection. The Board of Directors anticipates that representatives of PricewaterhouseCoopers LLP will be present at the Meeting, will have the opportunity to make a statement if they desire, and will be available to respond to appropriate questions.

     The Board recommends that the shareholders vote "FOR" ratification of the appointment of PricewaterhouseCoopers LLP as Tice's independent auditors for the fiscal year ending March 31, 2001.

SHAREHOLDER PROPOSALS FOR THE 2001 ANNUAL MEETING

     Shareholder proposals intended to be presented at, and included in Tice's proxy statement and proxy related to, the 2001 Annual Meeting of Shareholders must be received by Tice no later than May 1, 2001 at its principal executive offices which are located at 1808-B North Cherry Street, Knoxville, Tennessee 37917. Shareholder proposals intended to be presented at, but not included in Tice's proxy statement and proxy for, that meeting must be received by Tice no later than July 16, 2001, at the foregoing address; otherwise, those persons named in the proxy for the meeting may use the discretionary authority granted in the proxy to vote on any such proposals. It is suggested that such proposals be submitted by Certified Mail - Return Receipt Requested.

OTHER MATTERS

     Management knows of no other matters to be brought up at the Meeting. If any other matters properly come before the Meeting, it is the intention of the persons named in the enclosed proxy card to vote the shares they represent as the Board of Directors may recommend.

                                    Dated: August 21, 2000

                                REVOCABLE PROXY
                             TICE TECHNOLOGY, INC.
[X] PLEASE MARK VOTES
    AS IN THIS EXAMPLE

    2000 ANNUAL MEETING OF SHAREHOLDERS

     The undersigned shareholder of Tice Technology, Inc. hereby appoints WILLIAM A. TICE and CHARLES R. WEST, and each of them, attorneys and proxies, with power of substitution, to vote all of the Common Shares of Tice held of record in the name of the undersigned at the close of business on August 1, 2000 at the Annual Meeting of Shareholders of Tice on September 13, 2000, at 10:00 a.m. EDT at 1808-B North Cherry Street, Knoxville, Tennessee or at any postponement or adjournment thereof, in accordance with the Notice and Proxy Statement received, for the election of directors and other matters described therein and as may properly come before the meeting. The undersigned hereby ratifies all acts that said Proxy may do and cause to be done in the premises, whether at said meeting or at any change, adjournment, and continuation thereof, and hereby revokes all prior proxies.





                                              ----------------
 Please be sure to sign and date this proxy     Date
 in the box below.
--------------------------------------------------------------

--------------------------------------------------------------

Shareholder sign above ------------- Co-holder (if any) sign above

1. ELECTION OF DIRECTORS:
                          With-    For All
                    For   hold     Except

                    [_]    [_]       [_]

William A. Tice, Charles R. West, Michael A. Atkins, Billie Joe Clayton and Patrick L. Martin

Instruction: To withhold authority to vote for any individual nominee, mark "For All Except" and mark through the nominee's name. If you check WITHHOLD, none of the listed nominees will be voted for by this proxy.

-------------------------------------------------------------------------------

2. PROPOSAL TO RATIFY APPOINTMENT OF PRICEWATERHOUSECOOPERS LLP AS TICE'S INDEPENDENT AUDITORS FOR THE YEAR ENDING MARCH 31, 2001.
[_] FOR     [_] AGAINST    [_] ABSTAIN

3. To act upon such other matters as may properly come before the meeting or any postponement or adjournments hereof.

     This proxy, when properly executed, will be voted in accordance with the specifications indicated; but, if no indication is made, it will be voted FOR Proposals 1 and 2. MANAGEMENT RECOMMENDS A VOTE FOR THE ABOVE MATTERS. The secretary knows of no other business to be brought before the meeting. However, if any other matters properly come before the meeting, it is expected that the proxies will vote on such matters in their discretion.

     This proxy must be signed exactly as the name or names appearing on the label. If you are signing as a trustee, executor or in any capacity other than as an individual, please so indicate.

     THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS AND MAY BE REVOKED PRIOR TO ITS EXERCISE.

   Detach above card, sign, date and mail in postage paid envelope provided.
                             TICE TECHNOLOGY, INC.
                              PLEASE ACT PROMPTLY
                    SIGN, DATE & MAIL YOUR PROXY CARD TODAY